General

      California Municipal

      Bond Fund, Inc.

      ANNUAL REPORT September 30, 2002


     YOU, YOUR ADVISOR AND
     DREYFUS
     A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California

                                                      Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for General California Municipal Bond Fund, Inc., covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit
sensitive,    such    as    lower    rated    bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer

The Dreyfus Corporation

October 15, 2002

2


DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did General California Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended September 30, 2002, the fund achieved a total return of 5.48%.(1) The Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  8.93%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper California Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.57%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to falling interest rates, a weak economic recovery and surging demand for high quality, tax-exempt bonds. The fund' s return lagged those of its benchmark and Lipper category average, primarily because of the fund' s holdings of tax-exempt airport and airline bonds, which were hard-hit by the September 11 terrorist attacks and subsequent economic weakness.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital.

To achieve this objective, we have constructed a portfolio designed to seek a consistently high income stream. We find such income opportunities through rigorous analysis of individual bond structures, paying particularly close attention to each bond' s yield, maturity and early redemption features. As a result, the fund is generally composed primarily of revenue bonds backed by the income generated from pro-

                                                            The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

jects such as toll roads, transportation facilities, housing projects, hospitals and other issuers throughout California.

Over time, some high yielding bonds within the portfolio have matured or been redeemed by their issuers. We have generally attempted to replace these bonds with securities that offer higher than average income payments. This strategy is designed to help maximize income. We also look to upgrade the portfolio with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we will usually sell bonds that are close to redemption or maturity, a strategy intended to protect the fund's net asset value. In addition, we conduct extensive credit analysis of our holdings in an attempt to avoid potential credit-rating downgrades.

What other factors influenced the fund's performance?

During the reporting period, California municipal bonds posted highly competitive returns amid falling interest rates, ongoing economic uncertainty and a sharply declining stock market. In this uncertain environment, investors flocked to high quality municipal bonds in a "flight to quality" that caused their prices to rise. When bond prices rise, yields generally fall.

The  combination  of  a faltering U.S. economy and low interest rates caused the national supply of newly issued municipal bonds to rise sharply. However, the supply of California bonds rose only slightly during the reporting period. That's because the state has been planning a series of sizeable bond issues, including transactions designed to reimburse its general fund for electricity purchases during the 2001 energy crisis. Consequently, the state and other California issuers have delayed some of their financing activities until the temporary surge in supply has been absorbed. As a result, demand for California bonds generally outpaced supply during the reporting period, causing bond prices to rise even further.

We adopted a cautious investment approach in this volatile market environment. With yields near historical lows, we focused primarily on income-oriented bonds, enabling us to capture higher income levels

4

overall. In addition, income-oriented bonds were in great demand from individual investors, helping to ensure attractive prices when the time came to sell. Bonds with maturities of 18 to 22 years were particularly attractive to buyers, so we tended to focus on bonds in that range.

We also heightened our focus on credit quality. Because the 2001 recession adversely affected state income and capital gains tax revenues, we generally avoided direct obligations of the California state government. Instead, we turned to bonds from local issuers with stronger fiscal outlooks. However, the fund's existing holdings of airline and airport bonds continued to languish after being hard-hit by the September 11 terrorist attacks. In view of the rapid decline in the value of these securities in the days after these tragic events, it has made little economic sense to liquidate them. In the meantime, these bonds have continued to pay competitive levels of current, tax-exempt income.

What is the fund's current strategy?

We have remained fully invested in California tax-exempt bonds while we and other investors wait for issuance of $2 billion of revenue anticipation notes and nearly $12 billion of water-resource bonds designed to reimburse the state treasury for last year's energy-related outlays. These bonds are expected during the fourth quarter of 2002 and may feature attractive yields to attract buyers throughout the United States. In the meantime, we have continued to maintain a cautious posture, focusing on income and credit quality in an uncertain economic and market environment.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund 5

FUND PERFORMANCE

EXHIBIT A

Comparison of change in value of $10,000 investment in General California
Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 9/30/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            5.48%              5.27%             6.12%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC. ON 9/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6




STATEMENT OF INVESTMENTS

September 30, 2002

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.6%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--91.7%

ABAG Finance Authority, Nonprofit Corporations

   MFHR (Central Park Apartments) 5.60%, 7/1/2038                                             5,000,000                5,192,050

Alameda County, COP (Various Financing Projects)

   6%, 9/1/2021 (Insured; MBIA, Prerefunded 9/1/2006)                                         2,805,000  (a)           3,319,774

Allan Hancock Joint Community College District, COP

   7.625%, 10/1/2005                                                                            755,000                  782,776

Anaheim Public Financing Authority:

  LR (Public Improvements Project)

      Zero Coupon, 9/1/2019 (Insured; FSA)                                                    6,310,000                2,912,065

   Tax Allocation Revenue

      6.45%, 12/28/2018 (Insured; MBIA)                                                       6,000,000                7,365,240

California, Veterans 5.65%, 12/1/2024                                                         3,000,000                3,151,920

California Department of Veterans Affairs

   Home Purchase Revenue 5.50%, 12/1/2019                                                     2,355,000                2,543,353

California Educational Facilities Authority, Revenue

   (College & University Projects) 5.625%, 7/1/2023                                           1,275,000                1,206,979

California Health Facilities Financing Authority

  Revenue:

    (Cedars-Sinai):

         6.125%, 12/1/2030                                                                    2,000,000                2,203,260

         6.25%, 12/1/2034                                                                     4,250,000                4,717,415

      (Sutter Health) 6.25%, 8/15/2035                                                        2,250,000                2,515,635

      (Walden House) 6.85%, 3/1/2022                                                          3,225,000                3,303,980

California Housing Finance Agency:

  MFHR

      6.15%, 8/1/2022 (Insured; AMBAC)                                                        1,845,000                1,956,327

   SFMR:

      6%, 8/1/2016 (Insured; MBIA)                                                            2,000,000                2,144,900

      6.375%, 8/1/2027                                                                        1,740,000                1,852,160

California Pollution Control Financing Authority, PCR

   9.699%, 6/1/2014                                                                           4,500,000  (b,c)         6,572,790

   (Southern California Edison Co.) 7%, 3/1/2005                                              3,000,000                3,073,740

California Statewide Communities Development Authority:

  COP:

    (Catholic Healthcare West)

         6.50%, 7/1/2020                                                                      3,500,000                3,781,365

      (Motion Picture & Television Fund)

         6.45%, 1/1/2022 (Insured; AMBAC)                                                     3,200,000                3,408,192

   Special Facilities LR (United Airlines, Inc.):

      5.70%, 10/1/2033                                                                        6,820,000                1,364,205

      5.625%, 10/1/2034                                                                       5,590,000                1,118,168

      6.25%, 10/1/2035                                                                        3,000,000                  600,120

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Capistrano Unified School District (Ladera)

   5.75%, 9/1/2029                                                                            4,000,000                4,093,600

Castaic Lake Water Agency, COP, Revenue

  (Water System Improvement Project)

   Zero Coupon, 8/1/2027                                                                     10,000,000                2,899,900

Central Joint Powers Health Financing Authority, COP

   (Community Hospitals of Central California) 6%, 2/1/2030                                   1,000,000                1,042,320

Chaffey Joint Union High School District

   5.375%, 5/1/2023 (Insured; FSA)                                                            3,995,000                4,374,046

Contra Costa County, Mortgage Revenue (Cedar Pointe)

   6.15%, 9/1/2025 (Insured; FHA)                                                             2,955,000                3,076,805

Contra Costa County Public Finance Authority, Tax

   Allocation Revenue (Pleasant Hill) 5.45%, 8/1/2028                                         3,000,000                3,082,950

Del Mar Race Track Authority, Revenue 6.20%, 8/15/2011                                        2,000,000                2,220,560

Fremont Union High School District:

   5.25%, 9/1/2022 (Insured; FGIC)                                                            3,400,000                3,637,116

   5.25%, 9/1/2023 (Insured; FGIC)                                                            4,000,000                4,259,520

Fullerton Community Facilities Distict No. 1, Special Tax

   (Amerige Heights) 6.20%, 9/1/2032                                                          2,500,000                2,597,225

Loma Linda, HR (Loma Linda University Medical

   Center Project) 6%, 12/1/2023                                                              2,900,000                2,685,023

Los Angeles Community College District

   5.50%, 8/1/2015 (Insured; MBIA)                                                            5,000,000                5,780,900

Los Angeles Department of Water & Power,
   Power System Revenue

   5.25%, 7/1/2018 (Insured; FSA)                                                             8,000,000                8,809,440

New Haven Unified School District

   5.75%, 8/1/2019 (Insured; FSA)                                                             2,000,000                2,314,800

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project Number 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                           20,400,000                25,967,364

Orange County Community Facilities District 01-1, Special Tax

  (Ladera Ranch):

      6.25%, 8/15/2030                                                                        1,600,000                1,677,808

      6%, 8/15/2032                                                                           2,000,000                2,053,080

Orange County Public Financing Authority, LR

  (Juvenile Justice Center Facility)

   5.375%, 6/1/2019 (Insured; AMBAC)                                                          4,100,000                4,602,455

8

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Pomona Redevelopment Agency, Tax Allocation

   (West Holt Avenue) 5.50%, 5/1/2032                                                         3,000,000                3,099,480

Port Oakland, Special Facilities Revenue

  (Mitsui O.S.K. Lines Limited)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            1,915,000                1,950,696

Rancho Cucamonga Redevelopment Agency

  (Tax Allocation Rancho Redevelopment)

   5.375%, 9/1/2025 (Insured; MBIA)                                                           7,485,000                8,084,249

Sacramento City Financing Authority, Revenue:

   9.219%, 12/1/2013 (Insured; AMBAC)                                                         2,335,000  (b,c)         3,163,645

   9.219%, 12/1/2014 (Insured; AMBAC)                                                         2,000,000  (b,c)         2,660,240

Sacramento County (Community Facilities District No. 1)

   5.70%, 12/1/2020                                                                           2,250,000                2,290,702

Sacramento County Sanitation District
   Financing Authority, Revenue

   5.50%, 12/1/2016 (Insured; AMBAC)                                                          2,830,000                3,372,086

Sacramento Municipal Utility District, Electric Revenue

   9.895%, 11/15/2015 (Insured; MBIA)                                                         3,000,000  (b,c)         3,298,050

San Francisco City and County Airports Commission

  International Airport Revenue

   5.90%, 5/1/2026                                                                            9,385,000                9,894,887

San Joaquin Hills Transportation Corridor Agency,

   Toll Road Revenue Zero Coupon, 1/1/2010                                                    5,000,000                4,021,600

Santa Clara Redevelopment Agency, Tax Allocation

   (Bayshore North Project) 5.25%, 6/1/2018                                                   2,865,000                3,134,281

Stockton, Health Facilities Revenue

   (Dameron Hospital Association) 5.70%, 12/1/2014                                            1,000,000                1,062,130

Turlock, COP, Health Facilities Revenue

   (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023                                           6,000,000                6,063,840

West Covina Redevelopment Agency, Special Tax

  (Community Facilities District--Fashion Plaza):

      6%, 9/1/2017                                                                            6,000,000                7,243,920

      6%, 9/1/2022                                                                            8,325,000               10,036,204

Ventura County Community College District

   5.50%, 8/1/2023 (Insured; MBIA)                                                            2,250,000                2,505,262

Yolo County Housing Authority, Mortgage Revenue

  (Walnut Park Apartments)

   7.20%, 8/1/2033 (Insured; FHA)                                                             4,150,000                4,298,653

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--4.9%

Puerto Rico Highway & Transportation Authority,

  Transportation Revenue

   6%, 7/1/2039 (Prerefunded 7/1/2010)                                                        2,000,000  (a)           2,427,280

Puerto Rico Infrastructure Financing Authority:

   5.375%, 10/1/2024                                                                          3,750,000                4,088,438

   5.50%, 10/1/2040                                                                           5,000,000                5,565,700

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $224,226,806)                                                                                               238,522,669
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.9%
------------------------------------------------------------------------------------------------------------------------------------

California Health Facilities Financing Authority, HR, VRDN

  (Adventist):

      1.90%, Series A (Insured; MBIA, LOC;
         California Teacher's Retirement)                                                     3,000,000  (d)           3,000,000

      1.90%, Series B (Insured; MBIA, LOC;
         California Teacher's Retirement)                                                     1,500,000  (d)           1,500,000

Newport Beach, Revenue, VRDN (Hoag Memorial Hospital)

   1.90%, Series A                                                                              100,000  (d)             100,000

   1.90%, Series B                                                                              100,000  (d)             100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $4,700,000)                                                                                                   4,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $228,926,806)                                                             98.5%              243,222,669

CASH AND RECEIVABLES (NET)                                                                         1.5%                3,659,497

NET ASSETS                                                                                       100.0%              246,882,166


10

Summary of Abbreviations

AMBAC                     American Municipal Bond                     LR                        Lease Revenue
                             Assurance Corporation
                                                                      MBIA                      Municipal Bond
COP                       Certificate of Participation                                             Investors Assurance
                                                                                                   Insurance Corporation
FGIC                      Financial Guaranty Insurance
                             Company                                  MFHR                      Multi-Family Housing Revenue

FHA                       Federal Housing Administration              PCR                       Pollution Control Revenue

FSA                       Financial Security Assurance                SFMR                      Single Family Mortgage Revenue

HR                        Hospital Revenue                            VRDN                      Variable Rate Demand Notes

LOC                       Letter of Credit




Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              56.6

AA                               Aa                              AA                                               10.2

A                                A                               A                                                12.8

BBB                              Baa                             BBB                                               8.3

BB                               Ba                              BB                                                2.9

CCC                              Caa                             CCC                                               1.0

CC                               Ca                              CC                                                 .2

F-1+ & F-1                       MIG1, VMIG1 & P1                SP1 & A1                                          1.9

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      6.1

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2002,
THESE SECURITIES AMOUNTED TO $11,835,000 OR 4.79% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           228,926,806   243,222,669

Cash                                                                    492,386

Interest receivable                                                   3,444,890

Prepaid expenses                                                         13,108

                                                                    247,173,053
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           124,198

Payable for shares of Common Stock redeemed                             111,034

Accrued expenses                                                         55,655

                                                                        290,887
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      246,882,166
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     235,276,006

Accumulated net realized gain (loss) on investments                  (2,689,703)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     14,295,863
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      246,882,166
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      18,526,937

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.33

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,331,747

EXPENSES:

Management fee--Note 3(a)                                            1,424,300

Shareholder servicing costs--Note 3(b)                                 229,566

Professional fees                                                       43,978

Custodian fees                                                          27,240

Registration fees                                                       15,883

Prospectus and shareholders' reports                                    14,479

Directors' fees and expenses--Note 3(c)                                  9,212

Loan commitment fees--Note 2                                             3,188

Miscellaneous                                                           13,523

TOTAL EXPENSES                                                       1,781,369

INVESTMENT INCOME--NET                                              11,550,378
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                888,587

Net unrealized appreciation (depreciation) on investments              239,677

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,128,264

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,678,642

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,550,378         11,937,462

Net realized gain (loss) on investments           888,587          2,179,780

Net unrealized appreciation (depreciation)
   on investments                                 239,677          8,005,074

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,678,642         22,122,316
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (11,588,431)        (11,906,470)

Net realized gain on investments                 (40,251)             (3,795)

TOTAL DIVIDENDS                              (11,628,682)        (11,910,265)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  38,695,624         35,305,481

Dividends reinvested                            8,180,456          8,317,162

Cost of shares redeemed                       (50,463,909)       (41,180,019)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (3,587,829)         2,442,624

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,537,869)        12,654,675
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           249,420,035        236,765,360

END OF PERIOD                                 246,882,166        249,420,035

Undistributed investment income--net                 --               63,625
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,981,576          2,693,243

Shares issued for dividends reinvested            628,684            634,151

Shares redeemed                                (3,871,759)        (3,133,836)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (261,499)           193,558

SEE NOTES TO FINANCIAL STATEMENTS.



14

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended September 30,
                                                               ---------------------------------------------------------------------

                                                               2002(a)          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.28           12.73         12.61          13.91         13.51

Investment Operations:

Investment income--net                                            .63(b)          .64           .65            .65           .67

Net realized and unrealized
   gain (loss) on investments                                     .06             .55           .17          (1.13)          .48

Total from Investment Operations                                  .69            1.19           .82           (.48)         1.15

Distributions:

Dividends from investment income--net                            (.64)           (.64)         (.65)          (.65)         (.68)

Dividends from net realized
   gain on investments                                           (.00)(c)        (.00)(c)      (.05)          (.17)         (.07)

Total Distributions                                              (.64)           (.64)         (.70)          (.82)         (.75)

Net asset value, end of period                                  13.33           13.28         12.73          12.61         13.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.48            9.43          6.83          (3.62)         8.76
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75             .73           .77            .78           .77

Ratio of net investment income
   to average net assets                                         4.87            4.87          5.25           4.85          4.91

Portfolio Turnover Rate                                         14.58           29.83         47.12          51.80         63.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         246,882         249,420       236,765        258,586       296,010

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED SEPTEMBER 30, 2002
WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO
OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.85% TO 4.87%. PER SHARE
DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT
BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General California Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

16

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,203 during the period ended September 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,812, accumulated capital losses $2,165,716 and unrealized appreciation

                                                       The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

$14,343,466. In addition, the fund had $526,985 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $297,324 of the carryover expires in fiscal 2008, and $1,868,392 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2002 and September 30, 2001, respectively, were as follows: ordinary income of $40,251 and $3,795 and tax exempt income of $11,588,431 and $11,906,470.

During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $69,849, decreased accumulated net realized gain (loss) on investments by $2,358 and increased paid-in capital by $72,207. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

18

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2002, the fund was charged $135,607 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $69,638 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions made through the use of the fund' s exchange privilege. During the period ended September 30, 2002, redemption fees charged and retained by the fund amounted to $2,592.

                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $45,438,671 and $33,142,697, respectively.

At September 30, 2002, the cost of investments for federal income tax purposes was $228,879,203; accordingly, accumulated net unrealized appreciation on investments was $14,343,466, consisting of $26,750,304 gross unrealized appreciation $12,406,838 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to October 1, 2001, the fund amortized premiums on debt on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $44,277 increase in accumulated undistributed investment income-net and a corresponding $44,277 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on September 30, 2001.

The effect of this change for the period ended September 30, 2002 was to increase net investment income by $25,572, decrease net unrealized appreciation (depreciation) by $11,141 and decrease net realized gains (losses) by $14,431.
The statement of changes in net assets and financial highlights for the prior periods, have not been restated to reflect this change in presentation.

20

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors General California Municipal Bond Fund, Inc

We have audited the accompanying statement of assets and liabilities of General California Municipal Bond Fund, Inc., including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Bond Fund, Inc. at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with auditing standards generally accepted in the United States.


                                            [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

November 6, 2002

                                                             The Fund 21


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2002:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular federal income tax and, for individuals who are California residents, California personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

CLIFFORD L. ALEXANDER (69)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

*    Chairman of the Board of Moody's Corporation (October 2000-Present)

*    Chairman of the Board and Chief Executive  Officer (October  1999-September
     2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

*    Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

PEGGY C. DAVIS (59)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund 23

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

ERNEST KAFKA (69)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

*    Instructor, The New York Psychoanalytic Institute (1981-present)

*    Associate  Clinical  Professor  of  Psychiatry  at Cornell  Medical  School
     (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

NATHAN LEVENTHAL (59)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of the Avery- Fisher Artist Program (November 1997-Present)

*    President  of  Lincoln  Center  for  the  Performing   Arts,   Inc.  (March
     1984-December 2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

24

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund 25

                                                           For More Information

                        General California Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  131AR0902